Application for    GROUP
                   LIFE INSURANCE
                   ISSUED TO ELIGIBLE MEMBERS OF THE
                   NEW YORK STATE UNITED TEACHERS
                   BENEFIT TRUST AND THEIR SPOUSES










                   [AETNA LOGO]











                   Aetna Life Insurance and Annuity Company



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When completing the application   Please:

                                  [bullet] Print legibly. (If possible, use
                                           black ink.) This will ensure that
                                           application information is accurate
                                           and easy to photocopy.

                                  [bullet] If blood or urine is required, please
                                           sign the consent form. (State of
                                           residence determines appropriate
                                           consent form to be used.)

                                  [bullet] Include any special supplements that
                                           may be required, (e.g. aviation
                                           and/or avocation, child rider,
                                           Variable Life supplement.)

                                  [bullet] Ensure that automatic requirements
                                           (blood, exam, etc.) are completed.

                                  [bullet] Complete enclosed Transmittal letter
                                           for applications of $1,000,000 to
                                           $5,000,000, or if there is special
                                           information that would assist the
                                           underwriter in underwriting the case.
                                           Cases over $5,000,000 please submit
                                           supporting documentation such as
                                           audited financial statements, income
                                           tax returns, etc.

                                  [bullet] Limits. The maximum amount of
                                           insurance on a Spouse a shall not
                                           exceed the amount of insurance
                                           proposed or existing on an Insured
                                           Member of the New York State United
                                           Teacher's Benefit Trust.

                                  [bullet] Ask all questions of the proposed
                                           insured. Do not assume anything.

                                  [bullet] If you must change application
                                           information prior to submission, draw
                                           a line through it, enter the correct
                                           information and have the proposed
                                           insured initial the change.

                                  [bullet] Signatures required on: application,
                                           ACP form if requested, MIB
                                           authorization, Owner/Taxpayer form
                                           and Conditional Exchange Agreement.
                                           Agent must also sign the application
                                           and transmittal letter.


                                  [bullet] Agent signature must include the
                                           agent license number and not the
                                           agent code number.

                                       2

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[AETNA LOGO]      GROUP LIFE INSURANCE APPLICATION
                  ISSUED TO ELIGIBLE MEMBERS OF THE NEW YORK STATE UNITED
                  TEACHERS BENEFIT TRUST AND THEIR SPOUSES
                  Aetna Life Insurance and Annuity Co.
                  151 Farmington Avenue
                  Hartford, CT  06156-1961
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General          ANSWER ALL QUESTIONS IF:
Information      [   ]  New Insurance       [   ]   Increase Amount
                 $              [   ]   Certificate No.
                  --------------                       -----------

                 [   ]  Other Certificate Change _______________________________
                 ANSWER APPLICABLE QUESTIONS
                                                      --------------------------
                 [   ]  Certificate Number to be changed
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ST OF DEL        [   ]  STATE OF DELIVERY ______________________________________
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(Proposed)       1.  Print Full Legal Name  (First, Middle, Last)

Insured
                 ---------------------------------------------------------------
Information      Residence Address (Number, Street) P. O. Box

                 ---------------------------------------------------------------
                 City, State and Zip Code

                 ---------------------------------------------------------------
                 Sex   Date of Birth (mm/dd/yy)   Place of Birth

                 ---------------------------------------------------------------
                 MVR License # and License State

                 ---------------------------------------------------------------

                 2a.  Occupation (Title & Give Exact Duties)

                 ---------------------------------------------------------------
                 2b.  Employer's Name and Address             2c.  Annual Income

                 ---------------------------------------------------------------
                 2d.  Amount of life insurance presently in force:
                 Aetna   $               ADB   $              Other Companies
                         ---------------       --------------
                 $     ADB            $
                 -----                ----------

                 Are there current negotiations with other companies?
                 [   ] Yes             [   ]   No
                 If Yes, advise Company and results.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                 3.  Will life insurance or annuity in any Company be replaced or changed if insurance applied for is issued?
                 [   ] Yes         [   ] No
                 Explain
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Insurance        4.  Basic Plan_________________________ Face Amount $__________

Information      Death Benefit Option (if applicable) __________________________
                 Billing Frequency:   [   ]  ACP   [   ]  Salary Deduction
                                      [   ]  Direct Bill - Annual
                                      [   ]  Direct Bill - Sem-annual
                                      [   ]  Direct Bill - Quarterly
                 NYSUT member or agency fee payor:______________________________
                 Social Security Number: _______________________________________
                 District Number: _____________________ District Name __________
                 List Supplemental Benefits/Riders & Amounts (e.g. WP, ABR,
                 ADB, CIR*)

                 -------------------   -------------------   -------------------

                 -------------------   -------------------   -------------------

                 -------------------   -------------------   -------------------

70272-97(A)ZNY                      *For CIR - Submit application supplement


                                       3

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(Proposed)       NON MEDICAL QUESTIONS
Insured          5.  HAVE YOU WITHIN 2 YEARS:  (IF YES, EXPLAIN)
Information          a. Flown as a pilot or crew member or
                        intend to do so? (If Yes, furnish
                        Aviation supplement) .................... [ ] Yes [ ] No

                     b. Engaged in motor vehicle or boat
                        racing, rock or mountain climbing,
                        hang gliding or sky, skin or scuba
                        diving or intend such activities?
                        (If Yes, furnish Avocation
                        supplement) ............................. [ ] Yes [ ] No

                     c. Had your license suspended or
                        revoked, had 3 or more moving
                        violations, or been charged with
                        driving under the influence of
                        alcohol or drugs? ....................... [ ] Yes [ ] No

                     d. Frequently traveled outside of the
                        United States or intend to do so? ....... [ ] Yes [ ] No

                 6.  HAVE YOU EVER:

                     a. Had insurance refused, or offered
                        only with an extra premium? ............. [ ] Yes [ ] No

                     b. Been arrested and convicted for a
                        felony offense? ......................... [ ] Yes [ ] No

                 7.  HAVE YOU IN THE LAST 5 YEARS:  (IF YES, EXPLAIN)

                     a. Used hallucinogenic or narcotic
                        drugs not prescribed by a doctor? ....... [ ] Yes [ ] No

                     b. Used alcoholic beverages? (Note
                        type, quantity and frequency) ........... [ ] Yes [ ] No

                     c. Had or been advised to have medical
                        treatment or counseling from a
                        commonly recognized practitioner or
                        organization for alcohol or drug
                        use? .................................... [ ] Yes [ ] No

                                                                  --------------
--------------
Smoking          8.  a. Have you smoked cigarettes within
                        the past 12 months? ..................... [ ] Yes [ ] No

Information          If Yes, how much? .......................... --------------

                     b. If No, have you used any other
                        tobacco products within the past 12
                        months (e.g. cigar, pipe, smokeless
                        tobacco)? ............................... [ ] Yes [ ] No

                     If Yes, have you smoked cigarettes
                     within the past 10 years? .................. [ ] Yes [ ] No

                     c. Have you used any nicotine
                        substitutes within the past 12
                        months (e.g. patch, gum)? ............... [ ] Yes [ ] No

                                                                  --------------

--------------
Height &         9.  a. What is your current height? ............ --------------

Weight               b. What is your current weight? ............ --------------

--------------
History          10. Have you had a history of heart, lung
                     or liver disorder, stroke, diabetes
                     or cancer? ................................. [ ] Yes [ ] No


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Attending        11. Name, address and phone number of personal physician, date, reason last seen and results.
Physician
                 ---------------------------------------------------------------
Information
                 ---------------------------------------------------------------

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                 ADDITIONAL INFORMATION (Give details of YES answers, dates and results) For additional space please use Addendum Sheet.
                 ---------------------------------------------------------------
QUES. #
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 IF AN EXAM IS REQUIRED AND QUESTION 10 IS ANSWERED "YES" AN MD EXAM IS REQUIRED

70272-97(A)ZNY

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
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(Proposed)       PART II - QUESTIONS 12 - 19 REQUIRED EVEN FOR EXAMINED BUSINESS
Insured          12.  HAVE YOU EVER IN THE LAST 10 YEARS HAD OR BEEN TREATED
Information           FOR:  (IF YES, EXPLAIN)
                      a.  Mental or nervous disorder? .........................................................  [   ] Yes  [   ] No
                      b.  Disease of the nervous system or brain? .............................................  [   ] Yes  [   ] No
                      c.  Fainting, seizures, paralysis or stroke? ............................................  [   ] Yes  [   ] No
                      d.  Shortness of breath, persistent cough? ..............................................  [   ] Yes  [   ] No
                      e.  Emphysema or other lung disease? ....................................................  [   ] Yes  [   ] No
                      f.  Chest pain, high blood pressure, heart attack, heart murmur, disease of the
                          heart or blood vessels? .............................................................  [   ] Yes  [   ] No
                      g.  Hepatitis, cirrhosis, or other disease of the liver or pancreas? ....................  [   ] Yes  [   ] No
                      h.  Ulcer, colitis, chronic diarrhea, or other disorder of the stomach or intestines? ...  [   ] Yes  [   ] No
                      i.  Sugar, albumin, blood or pus in urine? ..............................................  [   ] Yes  [   ] No
                      j.  Disease of the kidneys, reproductive organs or sexually transmitted disease
                          (other than AIDS)? ..................................................................  [   ] Yes  [   ] No
                      k.  Diabetes, thyroid or glandular disease? .............................................  [   ] Yes  [   ] No
                      l.  Arthritis, disease or injury of the muscles, bones or joints? .......................  [   ] Yes  [   ] No
                      m.  Cancer, tumor, cyst, disease of skin or lymph glands? ...............................  [   ] Yes  [   ] No
                 13.  HAVE YOU IN THE LAST 10 YEARS (IF YES, EXPLAIN):
                      a.  Been diagnosed or treated for immune deficiency (other than AIDS), anemia
                          or other blood disorder by a member of the medical profession? ......................  [   ] Yes  [   ] No
                      b.  Had recurrent fever, fatigue or unexplained weight loss? ............................  [   ] Yes  [   ] No
                 14.  Have you in the last 10 years been diagnosed or treated for AIDS/ARC by
                      a member of the medical profession? .....................................................  [   ] Yes  [   ] No
                 15.  OTHER THAN ABOVE, HAVE YOU WITHIN THE PAST 5 YEARS:
                      (IF YES, EXPLAIN)
                      a.  Had a checkup, consultation, illness, injury, surgery or diagnostic test (other
                          than for HIV)? ......................................................................  [   ] Yes  [   ] No
                      b.  Been advised to have any diagnostic test, hospitalization or surgery which
                          was not completed (other than for HIV)? .............................................  [   ] Yes  [   ] No
                 16.  a. Are you now under observation or treatment? ..........................................  [   ] Yes  [   ] No
                      b. Do you need assistance, supervision or use of medical appliances of any kind? ........  [   ] Yes  [   ] No
                 17.  Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility or within 2 years been treated or diagnosed by a physician
                      for heart disease, stroke, immune disorder (other than AIDS) or cancer? .................  [   ] Yes  [   ] No
--------------
Family           18.  a.  Do you have a family history of diabetes, heart disease or hereditary
History                     disease?  (If Yes, explain) .......................................................  [   ] Yes  [   ] No

                      b.  Father, age: __________  health status: _________________  if deceased, cause: _________________
                      c.  Mother, age: __________  health status: _________________  if deceased, cause: _________________
--------------
Explanations     19.  EXPLANATIONS:  Include, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals.
                      For additional space please use Addendum Sheet.

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QUESTION #
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70272-97(A)ZNY

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                          BENEFICIARY/OWNER INFORMATION

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Beneficiary      20  A.  PRIMARY (provide full name and relationship)
Information
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                 Soc. Sec. #
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                      B.  SECONDARY (If any, provide full name and relationship)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

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                 Unless otherwise requested, if more than one beneficiary is named, payment will be made in equal shares. If no beneficiary survives the insured, payment will be made to the executors or administrators of the insured.
                      C. OTHER [ ] (e.g. Mode Settlement, Trustee under the Will, Individual Creditor. If Creditor - who will receive any balance.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                 Soc. Sec. #
                 ---------------------------------------------------------------
                      D.  FINAL (check one) [  ] Estate of the Insured
                                            [  ] Executors or Administrators of
                                                 the Survivor of the
                                                 Beneficiary(ies)

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OWNER            OWNER: THE (PROPOSED) INSURED IS OWNER UNLESS OTHERWISE
                 REQUESTED
                 21. A. PRIMARY (Provide full name, address, relationship and
                        Date of Birth, mm/dd/yy)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                     B. SECONDARY (If any, provide full name, address,
                        relationship and Date of Birth, mm/dd/yy)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                      C.  OTHER  [  ]

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                      D.  FINAL: (check one)   [  ]  Insured
                                               [  ]  Insured at legal age in
                                                     delivery state
                                               [  ]  Executors or Administrators
                                                     of the Survivor of the
                                                     Owner(s)
70272-97(A)ZNY

                                       6
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22.   Any payment is subject to the terms and conditions of the Conditional
      Exchange Agreement. If payment is made, the Conditional Exchange Agreement must be provided and explained.

23.   If automatic payment from checking account is selected:
      I (we) authorize Aetna Life Insurance and Annuity Company (ALIAC) to debit my (our) checking account electronically, by paper means or by any other commercially accepted method, to cover premiums and other payments for my certificate(s). I (we) also authorize my financial institution named on the voided check attached to charge my account for such payments. If my/our account number or financial institution change, I (we) authorize ALIAC to accept verbal instructions from me regarding such changes, and to change this authorization accordingly. This authorization is to remain in full force and effect until ALIAC has received written notification from me (or either of us) of its termination within a reasonable time to take action.

[  ]   Attach "VOID" Check    Date of draw (8th, 20th or 28th)__________________

Signature of Payor______________________________________________________________

24. The answers above are true and complete to the best of my knowledge and belief.

      I agree that no producer may alter the terms of the application, the Conditional Exchange Agreement or the certificate, nor can the producer waive any of Aetna's rights or requirements.

      I agree that coverage can take effect only if the proposed insured is alive, and all answers in this application material to the risk are still true and complete to the best of my knowledge and belief when the certificate is delivered and the entire first premium is paid.

      I agree to advise the Company or producer in writing of any known or suspected changes in the health of the proposed insured, or of any changes to any answers on this application, prior to delivery of this certificate.




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Signature of (Proposed) Insured                                             Date

Signature of Applicant/Owner, if other than proposed insured                Date

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Signature of Assignee, if applicable                                        Date

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City                                              State                     Zip

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Signature of Agent                                Agent License #           Date


70272-97(A)ZNY

                                       7
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                                 AGENT'S REPORT

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PHI              Please complete and explain the PHI process to the
                 (proposed) insured.
Information      Please provide both numbers and the best place to call:
                 [  ]  Home Phone No.                 [  ]  AM     [  ]  PM
                 [  ]  Business Phone No.             [  ]  AM     [  ]  PM
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                 1.  Underwriting Requirements     [  ] Nonmed  [  ] Paramedical
                                                   [  ] Medical
                     Blood Profile/Urine Test required.        [ ] Yes  [ ] No
                     If Yes, are other principals
                     commensurately insured?                   [ ] Yes  [ ] No
                                                               (If No, explain)
                 2.  Have you seen the proposed insured?       [ ] Yes  [ ] No

                 3.  If application is for $1,000,000 or more, have you secured
                     financial data?                           [ ] Yes  [ ] No
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Premium          1.  Billing Information            2.  Premium Information
Information      [  ]   Annual                      [  ] Full Modal Premium
                                                         $_________________
                 [  ]   Semi-Annual                 [  ] Planned Modal Prem.
                                                         $_________________
                 [  ]   Quarterly                   [  ] Additional Premium
                                                         $_________________
                 [  ]   List Bill - Add to Existing ______________
                 [  ]   Monthly Check Plan
                 [  ]   Monthly List Bill
                        Add to existing Account _______________
                 3.  Premium Payor name and address (if other than proposed insured) (Include Street, City, State, Zip)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
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Additional
                 ---------------------------------------------------------------
Information
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
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Agent            1.  Replacement?        If yes:
                                         ---------------------------------------
Information      [  ] Yes    [  ] Internal    [  ] Internal 1035
                 [  ] No     [  ] External    [  ] External 1035

                 2. If the law requires, has the Cost Disclosure Statement been given and will the Cost Disclosure Summary be delivered?
                                                               [  ] Yes  [  ] No

                 3.  Has the required Underwriting Notice
                     been given?                               [  ] Yes  [  ] No
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Agent's Name
                 ---------------------------------------------------------------
Address
                 ---------------------------------------------------------------
Phone No.        (        )
                 ---------------------------------------------------------------
                 LIFE CODE                        MARKET AGENCY CODE

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
70272-97(A)ZNY

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[AETNA LOGO]

                                 ADDENDUM SHEET


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Application                  ADDITIONAL INFORMATION
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                 Date                         Signature of (Proposed Insured)




70272-97(A)ZNY

                                       9